SPDR ® INDEX SHARES FUNDS

SPDR S&P® China ETF

(the “Fund”)

Supplement dated December 28, 2016 to the currently effective Summary Prospectus

Effective January 3, 2017, the following replaces the portfolio manager information in the Fund’s Summary Prospectus under the heading “Portfolio Managers” within the section entitled “Portfolio Management”:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Juan Acevedo and Thomas Coleman.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined the Adviser in 2010.

Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 2000.

Thomas Coleman, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 1998.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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